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                      SUPPLEMENT DATED FEBRUARY 28, 2002

                        PROSPECTUS DATED MAY 1, 2001 FOR

              FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                ISSUED BY GE LIFE AND ANNUITY ASSURANCE COMPANY

                THROUGH ITS GE LIFE & ANNUITY SEPARATE ACCOUNT 4


This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The last paragraph of the "Dollar-Cost Averaging" provision in your prospectus is hereby deleted and replaced with the following:

     We may, from time to time, offer various dollar-cost averaging programs, including 3, 6, and 12-month dollar cost averaging programs. We reserve the right to discontinue offering such programs or to modify such programs at any time and for any reason. We also reserve the right to prohibit simultaneous dollar-cost averaging and systematic withdrawals.

     Contract owners considering participating in a dollar-cost averaging program should call 1-800-352-9910 or an authorized sales representative to verify the availability of dollar-cost averaging.